CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm under the captions "Financial Highlights" and "Experts - Pioneer Funds", in the Combined Proxy Statement of Safeco Taxable Bond Trust, Safeco Tax-Exempt Bond Trust, Safeco Managed Bond Trust and Safeco Money Market Trust, and Prospectus for Investor Class Shares of Pioneer America Income Trust ("Combined Proxy Statements and Prospectus"), and to the incorporation by reference of our report dated February 17, 2004, with respect to the financial statements and financial highlights of Pioneer America Income Trust, included in the Annual Report to the Shareowners for the year ended December 31, 2003, in the Combined Proxy Statements and Prospectus included in this Registration Statement on Form N-14 of Pioneer America Income Trust. We further consent to the reference to us under the heading "Representations and Warranties" (paragraph 4.2(g)) in the Agreement and Plan of Reorganization included as Exhibit A to the Combined Proxy Statements and Prospectus.

We also consent to the references to our firm under the captions "Independent Auditors" and "Financial Statements" in Pioneer America Income Trust Class A, Class B, Class C and Class R Shares Statement of Additional Information, and to the incorporation by reference of our report, dated February 17, 2004, on the financial statements and financial highlights of Pioneer America Income Trust included in the Annual Report to the Shareowners for the year ended December 31, 2003, in Post-Effective Amendment No. 22 to the Registration Statement (Form N-1A, File Nos. 33-20795; 811-05516), as filed with the Securities and Exchange Commission on April 29, 2004 (Accession No. 0001016964-04-000116), which is incorporated by reference into the Combined Proxy Statements and Prospectus included in this Registration Statement on Form N-14 of Pioneer America Income Trust.

                                                   /s/ ERNST & YOUNG LLP

Boston, Massachusetts
October 19, 2004
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            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the caption "Experts - Safeco Funds," in the Combined Proxy Statement (of Safeco Taxable Bond Trust, Safeco Tax-Exempt Bond Trust, Safeco Managed Bond Trust and Safeco Money Market Trust) and Prospectus for Investor Class Shares of Pioneer America Income Trust, and to the incorporation by reference of our report dated January 30, 2004, with respect to the financial statements and financial highlights of Safeco Intermediate-Term U.S. Government Fund included in the Safeco Taxable Bond Trust Annual Report for the year ended December 31, 2003, in the Combined Proxy Statement and Prospectus included in this Registration Statement on Form N-14 of the Pioneer America Income Trust. We further consent to the reference to us under the heading "Representations and Warranties" (paragraph 4.1(f)) in the Agreement and Plan of Reorganization included as Exhibit A to the Combined Proxy Statement and Prospectus.

We also consent to the references to our firm under the captions "Independent Auditors" and "Financial Statements" in the Safeco Taxable Bond Trust Statement of Additional Information, and to the incorporation by reference of our report, dated January 30, 2004, on the financial statements and financial highlights of Safeco Intermediate-Term U.S. Government Fund included in the Safeco Taxable Bond Trust Annual Report for the year ended December 31, 2003, in Post-Effective Amendment No. 31 to the Registration Statement (Form N-1A, File Nos. 33-22132/811-5574), as filed with the Securities and Exchange Commission on April 29, 2004 (Accession No. 0001193125-04-072468), which is incorporated by reference into the Combined Proxy Statement and Prospectus of the Pioneer America Income Trust.

                                             /s/ ERNST & YOUNG LLP

Seattle, Washington
October 20, 2004